14. Profit Sharing and Retirement Savings Plan	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Profit Sharing and Retirement Savings Plan

The Bank has a 401(K) savings plan available to substantially all employees meeting minimum eligibility requirements. The Bank makes a discretionary 1.5% profit sharing contribution to all employees exclusive of employee contributions and employer matching. Employees may elect to make voluntary contributions to the plan up to the maximum allowed by law. In addition to the 1.5% profit sharing contribution, the Bank matches 100% of the employee’s initial 1% contribution and 50% of the next 5%. The cost of Bank contributions under the savings plan was $300 and $290 in 2014 and 2013, respectively.